SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 2, 2004


                    CELLULAR TECHNICAL SERVICES COMPANY, INC.

               (Exact Name of Registrant as Specified in Charter)


         Delaware                        0-19437                 11-2962080
         --------                        -------                 ----------
(State or Other Jurisdiction           (Commission             (IRS Employer
    of Incorporation)                    File No.)           Identification No.)


2815 Second Avenue, Suite 100, Seattle, Washington                      98121
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (206) 733-8180


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Exhibits

         99.1                Press Release dated August 2, 2004

Item 12. Results of Operations and Financial Condition

         Cellular Technical Services Company, Inc., announced its second quarter financial results for 2004 on August 2, 2004.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2004

                           CELLULAR TECHNICAL SERVICES COMPANY, INC.



                           By: /s/ Bruce York
                               -------------------------------------------------
                               Name: Bruce York
                               Title: Vice President and Chief Financial Officer




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                                  Exhibit Index

                  Exhibit No.         Description
                  -----------         -----------
                  99.1                Press Release dated August 2, 2004